                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): AUGUST 9, 2000



                        NEW PLAN EXCEL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)




               MARYLAND                                 1-12244                              33-0160389
     (State or other jurisdiction                     (Commission                           (IRS Employer
           of incorporation)                         File Number)                      Identification Number)


  1120 AVENUE OF THE AMERICAS, 12TH FLOOR
             NEW YORK, NEW YORK                                                                10036
   (Address of principal executive offices)                                                 (Zip Code)


                  Registrant's telephone number, including area code:
                                 (212) 869-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

       Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Disclosure of the Company for the quarter ended June 30, 2000.

ITEM 7.           EXHIBITS

                  The following exhibit is filed as part of this report:

       99.1 Supplemental Disclosure of New Plan Excel Realty Trust, Inc. for the Quarter Ended June 30, 2000.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW PLAN EXCEL REALTY TRUST, INC.


Date:  August 9, 2000                 By: /s/ STEVEN F. SIEGEL
                                         ----------------------------------
                                         Steven F. Siegel
                                         Senior Vice President, General Counsel
                                           and Secretary

                                  EXHIBIT INDEX

      Exhibit                                       Document
      -------                                       --------

       99.1                Supplemental Disclosure of New Plan Excel Realty
                           Trust, Inc. for the Quarter Ended June 30, 2000.